Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

Eagle Point Credit Company Inc. Unsecured Debt Assigned ‘A-’ Rating by Egan-Jones Rating Company

August 13, 2015

GREENWICH, Conn—(BUSINESS WIRE)—Eagle Point Credit Company Inc. (NYSE:ECC, NYSE: ECCA) (the “Company”) today announced that, on August 13, 2015, Egan-Jones Ratings Company (“Egan-Jones”) assigned a rating of ‘A-’ in connection with one or more potential future issuances by the Company of up to $50 million aggregate principal amount of approximately five-year term unsecured notes.

As of today, the Company’s total equity market capitalization (inclusive of preferred stock outstanding) is approximately $329 million. At present, the Company has no debt outstanding. As a registered closed-end investment company, the Company is subject to a statutory asset coverage requirement of 300% with respect to its debt securities.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company has a registration statement relating to unsecured notes on file with the Securities and Exchange Commission (“SEC”) which contains information about the Company and should be read carefully before investing. The registration statement has not yet been declared effective by the SEC and, together with any prospectus relating thereto, is not complete and may be changed. The securities that are the subject of the registration statement, if issued, may not be sold until the registration statement filed with the SEC is effective. The registration statement is publicly available on the EDGAR Database on the SEC website at http://www.sec.gov. This press release is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Egan-Jones is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kenneth P. Onorio, 203-340-8500

Chief Financial Officer

konorio@EaglePointCredit.com